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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 -------------

                                   FORM 8-K

                                 -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2000



                                IVI Checkmate Corp.
             (Exact name of registrant as specified in its charter)



         Delaware                        000-29772                               58-2375201
(State or other jurisdiction       (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)

                               1003 Mansell Road
                            Roswell, Georgia  30076
                    (Address of Principal Executive Offices)

                                  770-594-6000
              (Registrant's telephone number, including area code)



                                  Page 1 of 8
                          Index to Exhibits on Page 4


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Item 5.   Other Events

     On April 27, 2000, the Registrant issued the press release included herein as Exhibit 99 regarding the financial result for the first quarter ended March 31, 2000.

                                       2
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)   Exhibits
         --------

         Exhibit No.    Description
         ----------     -----------

         99 Press Release dated April 27, 2000 regarding financial results for first quarter ended March 31, 2000.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IVI CHECKMATE CORP.
                                         (Registrant)

Date: April 27, 2000                 By /s/ John J. Neubert
                                        -------------------------------------
                                        John J. Neubert
                                        Executive Vice President-Finance
                                        and Administration, Chief Financial
                                        Officer, Treasurer and Secretary

                                       3
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                Description                                Page No.
-------                -----------                                -------

99             Press Release dated April 27, 2000 financial           4
               results for first quarter ended March 31, 2000.





                                       4